Exhibit 10.1

THIRD JOINDER AND SUPPLEMENT

to

INTERCREDITOR AGREEMENT

Reference is made to that certain Intercreditor Agreement, dated as of November 3, 2006 (as supplemented on the date hereof through the execution and delivery of this Agreement and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as Intercreditor Agent (the “Intercreditor Agent”), Wilmington Trust Company, as Trustee and as Collateral Agent (the “Trustee”), Momentive Specialty Chemicals Holdings LLC (f/k/a Hexion LLC) (“MSCH”), Momentive Specialty Chemicals Inc. (f/k/a Hexion Specialty Chemicals, Inc.) (the “Company”), each Subsidiary of the Company party thereto (together with MSCH and the Company, the “Momentive Parties”), as supplemented by (a) that certain Joinder and Supplement to Intercreditor Agreement, dated as of January 29, 2010, among the Intercreditor Agent, the Trustee, Wilmington Trust FSB, as a Senior-Priority Agent and the Momentive Parties and (b) that certain Supplement to the Intercreditor Agreement dated as of June 4, 2010, among NL COOP Holdings LLC, the Intercreditor Agent and the Trustee. Capitalized terms used but not defined herein shall have the meanings assigned in the Intercreditor Agreement.

This Third Joinder and Supplement to the Intercreditor Agreement (this “Agreement”), dated as of November 5, 2010 (the “Effective Date”), by and among (i) Wilmington Trust Company, as trustee (the “New Trustee”) pursuant to that certain Indenture (the “New Indenture”) dated as of the date hereof among Hexion U.S. Finance Corp. (the “U.S. Issuer”), Hexion Nova Scotia Finance, ULC (the “Canadian Issuer” and, together with the U.S. Issuer, the “Issuers”), the guarantors named therein and the New Trustee, (ii) JPMorgan Chase Bank, N.A., as Intercreditor Agent under the Intercreditor Agreement, (iii) Wilmington Trust Company, as Trustee and Collateral Agent and as a Second-Priority Agent, (iv) MSCH, (v) the Company and (vi) each Subsidiary of Company listed on Schedule I hereto, has been entered into to (A) record the accession of the New Trustee as an additional Second-Priority Agent under the Intercreditor Agreement on behalf of the holders of the 9.00% second-priority senior secured notes due 2020 (the “New Notes”) issued under the New Indenture, (B) with respect to the Liens securing certain Obligations as set forth below, to confirm and evidence that such Liens shall, for purposes of the Intercreditor Agreement, be equal and ratable with all Liens on the Common Collateral securing any other Second-Priority Claims and (C) for certain related purposes.

The parties to this Agreement hereby agree as follows:

A. The New Trustee agrees to become, with immediate effect, a party to and agrees to be bound by the terms of the Intercreditor Agreement as a Second-Priority Agent, as if it had originally been party to the Intercreditor Agreement as a Second-Priority Agent.

B. The New Indenture, the New Notes, the Security Documents (as defined in the New Indenture), and any related document or instrument executed and delivered pursuant to any of the foregoing shall constitute Second-Priority Documents, and the Security Documents (as defined in the New Indenture) shall constitute Second-Priority Collateral Documents. The Existing Second Lien Notes Collateral Agreement (as defined in the New Indenture), as supplemented by the Joinder and Supplement to Collateral Agreement, dated as of the date hereof, among the New Trustee, the Company, each Subsidiary of the Company party thereto and Wilmington Trust Company, as collateral agent on behalf of the Indenture Secured Parties, shall constitute a Second-Priority Collateral Agreement.

C. The Liens securing the Obligations under the New Notes, the New Indenture and any other document or agreement entered into pursuant thereto granted pursuant to the Security Documents constitute a Second-Priority Lien. The New Trustee and the holders of the New Notes constitute Second-Priority Secured Parties. The Obligations under the New Notes, the New Indenture and any other document or agreement entered into pursuant thereto constitute Future Second-Lien Indebtedness and Second-Priority Claims.

D. The Liens on the Common Collateral securing such Second-Priority Claims shall have equal and ratable priority in all respects to all Liens on the Common Collateral securing any other Second-Priority Claims on the terms set forth in the Intercreditor Agreement and shall be junior to all Liens on the Common Collateral securing any Senior Lender Claims on the terms set forth in the Intercreditor Agreement.

E. So long as the Discharge of Senior Lender Claims has not occurred, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, the Common Collateral upon the exercise of remedies shall be applied by the Intercreditor Agent ratably to the Senior Lender Claims and, with respect to each class of Senior Lender Claims, in such order as is specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred. Upon the Discharge of Senior Lender Claims, the Intercreditor Agent shall deliver promptly to the Second-Priority Designated Agent any Common Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Second-Priority Designated Agent ratably to the Second-Priority Claims and, with respect to each class of Second-Priority Claims, in such order as specified in the relevant Second-Priority Documents.

F. The New Trustee confirms that its address for notices pursuant to the Intercreditor Agreement is as follows:

Wilmington Trust Company

Corporate Capital Markets

1100 North Market Street

Wilmington, DE 19801-1615

Facsimile: 302-636-4145

Attention: Hexion Administrator

G. Each party to this Agreement (other than the New Trustee) confirms the acceptance of the New Trustee as a Second-Priority Agent for purposes of the Intercreditor Agreement.

H. The Trustee is designated as the Second-Priority Designated Agent. Except as expressly provided herein, in the Intercreditor Agreement or in any Second-Priority Documents, the New Trustee is acting in the capacity of Second-Priority Agent solely with respect to the Second-Priority Claims owed to the New Trustee and the holders of the New Notes issued pursuant to the New Indenture. For the avoidance of doubt, the provisions of Article VII of the New Indenture applicable to the New Trustee thereunder shall also apply to the New Trustee acting under or in connection with the Intercreditor Agreement.

I. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

J. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

JPMORGAN CHASE BANK, N.A., as Intercreditor Agent

By:	/s/ Authorized Signatory
Name:
Title:

WILMINGTON TRUST COMPANY, as a Second-Priority Agent for holders of the New Notes

By:	/s/ Authorized Signatory
Name:
Title:

WILMINGTON TRUST COMPANY, as Trustee and Collateral Agent and as a Second-Priority Agent

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS HOLDINGS LLC

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS INC.

By:	/s/ Authorized Signatory
Name:
Title:

BORDEN CHEMICAL FOUNDRY, LLC

By:	/s/ Authorized Signatory
Name:
Title:

BORDEN CHEMICAL INVESTMENTS, INC.

By:	/s/ Authorized Signatory
Name:
Title:

BORDEN CHEMICAL INTERNATIONAL, INC.

By:	/s/ Authorized Signatory
Name:
Title:

HEXION CI HOLDING COMPANY (CHINA) LLC

By: Lawter International Inc., as sole managing member

By:	/s/ Authorized Signatory
Name:
Title:

HEXION U.S. FINANCE CORP.

By:	/s/ Authorized Signatory
Name:
Title:

HSC CAPITAL CORPORATION

By:	/s/ Authorized Signatory
Name:
Title:

LAWTER INTERNATIONAL INC.

By:	/s/ Authorized Signatory
Name:
Title:

OILFIELD TECHNOLOGY GROUP, INC.

By:	/s/ Authorized Signatory
Name:
Title:

NL COOP HOLDINGS LLC

By: Momentive Specialty Chemicals Inc., as sole member

By:	/s/ Authorized Signatory
Name:
Title:

Schedule I

Borden Chemical Foundry, LLC

Borden Chemical Investments, Inc.

Hexion U.S. Finance Corp.

HSC Capital Corporation

Lawter International Inc.

Borden Chemical International, Inc.

Oilfield Technology Group, Inc.

Hexion CI Holding Company (China) LLC

NL COOP Holdings LLC